UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2022

SERES THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37465	27-4326290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Sidney Street - 4th Floor

Cambridge, MA 02139

(Address of principal executive offices) (Zip Code)

(617) 945-9626

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MCRB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 9, 2022, Seres Therapeutics, Inc. (the “Company”) entered into the First Amendment to Lease (the “First Amendment”) with BMR-Sidney Research Campus LLC (f/k/a BMR 200-Sidney Street LLC), a Delaware limited liability company (the “Landlord”), which amends the Lease Agreement, dated November 11, 2015, by and between the Company and the Landlord (as amended, the “Lease”), pursuant to which the Company leases approximately 83,396 rentable square feet of office, laboratory, and pilot manufacturing space located at 200 Sidney Street, Cambridge, Massachusetts (the “Existing Premises”).

The First Amendment provides for (i) effective as of November 12, 2023, the surrender by the Company to the Landlord of an aggregate area of approximately 14,760 rentable square feet of the Existing Premises, (ii) the extension of the expiration date of the term of the Lease with respect to the remaining 68,636 rentable square feet of the Existing Premises (the “Renewal Premises”) from November 13, 2023 to January 13, 2030 and (iii) effective as of November 13, 2023, the adjustment of the base rent the Company is obligated to pay the Landlord for the Renewal Premises to $122.00 per rentable square foot of the Renewal Premises per year, subject to an annual adjustment.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Lease, dated December 9, 2022, by and between Seres Therapeutics, Inc. and BMR-Sidney Research Campus, LLC (f/k/a BMR 200-Sidney Street LLC).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERES THERAPEUTICS, INC.

Date: December 14, 2022	By:	/s/ Thomas J. DesRosier
	Name:	Thomas J. DesRosier
	Title:	Executive Vice President and Chief Legal Officer